SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April  2, 1996

                         BALCOR REALTY INVESTORS - 84
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                           Exact Name of Registrant

Illinois                                0-13349
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3215399
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Antlers Apartments

In 1983, the Partnership acquired the Antlers Apartments, Jacksonville, Florida, utilizing approximately $6,219,720 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $11,683,000. Pursuant to a 1993 modification, the outstanding loan balance was increased to approximately $11,915,000.

On April 2, 1996, the Partnership contracted to sell the property for a sale price of $15,000,000 to an unaffiliated party, United Dominion Realty Trust, Inc., a Virginia corporation (the "Purchaser"). The Purchaser has deposited $200,000 into an escrow account as earnest money. The Purchaser is expected to take title to the property subject to the existing first mortgage loan which is expected to have an outstanding balance of approximately $10,108,860 at closing. The remaining portion of the sale price will be payable in cash at closing, scheduled to be held on May 7, 1996. Neither the General Partner, its affiliates nor any unaffiliated party will receive a commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the first mortgage holder. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)    (a)  Agreement of Sale relating to the sale of the

                    Antlers apartment complex.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 84

                         By:  Balcor Partners-XV, an Illinois
                                general partnership, its general
                                 partner

                         By:  RGF-Balcor Associates-II, an
                                Illinois general partnership, a partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/Jerry M. Ogle
                             ------------------------------------
                              Jerry M. Ogle, Vice President
                                and Secretary

Dated: April 16, 1996
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